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                                                                    Exhibit 10.8

                         AMENDMENT TO SUPPLY AGREEMENT
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     This Amendment to Supply Agreement (this "Amendment") is entered into by
                                               ---------
and between Mattress Discounters Corporation, a Delaware corporation ("Mattress
                                                                       --------
Discounters Corporation") and Sealy, Inc., an Ohio corporation ("Sealy") on this
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11th day of August, 1999. Mattress Discounters Corporation, its subsidiaries, successors and assigns are collectively referred to herein as "Mattress
                                                               --------
Discounters".
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     WHEREAS, Mattress Discounters and Sealy entered into a letter agreement dated March 17, 1997 which established a supply arrangement under which Sealy supplies bedding products to Mattress Discounters, and have amended that letter agreement on June 30, 1997 and in March, 1998 (that letter agreement as amended hereby is referred to herein as the "Supply Agreement");
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     WHEREAS, Mattress Discounters' bankers have requested that the Supply
Agreement be extended for an additional two years through June 30, 2004, and Mattress Discounters and Sealy each desire to so extend the Supply Agreement on the terms hereof.

     NOW, THEREFORE, Mattress Discounters and Sealy hereby agree as follows:

1.        Term. The term of the Supply Agreement shall be extended for an
          ----
          additional two years, on terms substantially similar to those in effect immediately before such extension, so that the remaining term is as follows:

          "Year 3":      from the date hereof through 6/30/00
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          "Year 4":      7/1/00 - 6/30/01
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          "Year 5":      7/1/01 - 6/30/02
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          "Year 6":      7/1/02 - 6/30/03
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          "Year 7":      7/1/03 - 6/30/04
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2.        Counterparts.  This Amendment may be executed in counterparts, each of
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which shall be an original and all of which taken together shall constitute one and the same agreement.

                                   * * * * *
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          IN WITNESS WHEREOF the parties hereto have caused this Amendment to
Supply Agreement to be duly executed as of the date first listed above.


                                                MATTRESS DISCOUNTERS CORPORATION

                                                By:    /s/ JON M. STUDNER
                                                      _______________________

                                                Name:  Jon M. Studner
                                                      _______________________

                                                Title: Senior Vice President
                                                      _______________________


                                                SEALY, INC.

                                                By:    /s/ RONALD L. JONES
                                                      _______________________

                                                Name:  Ronald L. Jones
                                                      _______________________

                                                Title: Chairman, President,
                                                      _______________________
                                                       Chief Executive Officer